Exhibit 1.01

Conflict Minerals Report

IEC Electronics Corp. (“IEC Electronics,” “we,” “our,” “us,” or the “Company”) provides electronic manufacturing services to advanced technology companies that produce life-saving and mission critical products for the medical, industrial, aerospace and defense sectors. We specialize in delivering technical solutions for the custom manufacture of complex full system assemblies by providing on-site analytical testing laboratories, custom design and test engineering services combined with a broad array of manufacturing services encompassing electronics, interconnect solutions, and precision metalworking. We manufacture complex printed circuit boards and system- level assemblies, a wide array of cable and wire harness assemblies and precision metal components. We are headquartered in Newark, NY and also have operations in Rochester, NY and Albuquerque, NM. Conflict Minerals are necessary to the functionality or production of the products that we manufacture for our advance technology customers pursuant to the designs they provide to us.

Section I. Due Diligence

Design of Due Diligence

Our due diligence procedures conform to the Organisation for Economic Co-operation and Development (“OECD”) “Five-Step Framework for Risk-Based Due Diligence in the Mineral Supply Chain.”

Establish Strong Company Management Systems

•	Our policy regarding Conflict Minerals is posted to our website.

•	Our cross-functional conflict minerals team was established to carry out the necessary due diligence and reporting requirements. The team currently includes the following roles:

Team Members:	Corporate Director of Quality and Operational Excellence
Director of Supply Chain
Corporate Director of Environmental, Health and Safety
Executive Sponsors:	Chief Financial Officer

•	Develop a list of applicable suppliers with the assistance of supply chain personnel at each location.

•	Request potential vendors to complete a Conflict Minerals Reporting Template (“CMRT”) prior to them being established as a vendor.

Identify and Assess Risk in the Supply Chain

•	Develop a list of applicable suppliers with the assistance of supply chain personnel at each location.

•
We identify and assess risks in the supply chain. For the majority of our parts, tin is necessary to the functionality or product manufactured. To a lesser extent, tantalum, tungsten, and gold are also necessary for some parts.

•	Data is collected directly from applicable suppliers using the CMRT.

•	IEC has engaged with IHS Markit to assist in supplier data collection, management, and aggregation.

•	Supplier declarations are evaluated to determine if supplies, products, or components containing Conflict Minerals purchased by IEC are derived from the Covered Countries.

Design and Implement a Strategy to Respond to Identified Risks

•	IHS Markit’s iPoint software is used to assess the status of supplier responses and facilitate responses to customer inquiries.

•	Non-responses are followed up with additional requests and/or direct contact (email, phone, or in person) depending on risk.

Carry Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

•	IEC Electronics utilizes IHS Markit’s iPoint software which includes information from the Global Smelter List.

Exhibit 1.01

Report on Supply Chain Due Diligence

•	IEC Electronics files the Form SD and CMR with the SEC annually.

•	We post the Form SD and CMR on our website.

•	IEC Electronics issues a standard response using the CMRT.

•
IEC’s corporate policy regarding Conflict Minerals and disclosure regarding whether any Conflict Minerals necessary to the functionality or production of a product originated in Covered Countries are made publicly available on our website in accordance with the Securities Exchange Act Section 13(p)(1)(E).

Steps taken to mitigate the risk that necessary conflict minerals benefit armed groups include the following:

•	Require potential vendors to complete a CMRT prior to them being established as a vendor.

•	Working with customers when it is discovered that a component we source to support their product may benefit armed groups in the Covered Countries.

Section II.

Product Description

IEC Electronics has facilities located in Newark, NY; Rochester, NY; and Albuquerque, NM. At these facilities, we manufacture complex printed circuit boards and system-level assemblies, a wide array of cable and wire harness assemblies and precision metal components. Products are built to specifications provided by our customers.

Product Determination

IEC Electronics conducted due diligence on the products listed above, and as a result of that due diligence, IEC Electronics was unable to definitively determine if the conflict minerals used in the production of applicable products originated from the Covered Countries. Through our due diligence and reasonable country of orgin efforts, the greatest possible specificity IEC is able to provide is the following list of smelters that have been identified by our supply chain:

Smelter	Mineral	Country
Western Australian Mint (T/a The Perth Mint)	Gold	AUSTRALIA
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Gold	AUSTRIA
Wolfram Bergbau und Hutten AG	Tungsten	AUSTRIA
Metallo Belgium N.V.	Tin	BELGIUM
Umicore S.A. Business Unit Precious Metals Refining	Gold	BELGIUM
EM Vinto	Tin	BOLIVIA (PLURINATIONAL STATE OF)
Operaciones Metalurgical S.A.	Tin	BOLIVIA (PLURINATIONAL STATE OF)
ACL Metais Eireli	Tungsten	BRAZIL
AngloGold Ashanti Corrego do Sitio Mineracao	Gold	BRAZIL
LSM Brasil S.A.	Tantalum	BRAZIL
Magnu's Minerais Metais e Ligas Ltda.	Tin	BRAZIL
Marsam Metals	Gold	BRAZIL
Melt Metais e Ligas S.A.	Tin	BRAZIL
Mineracao Taboca S.A.	Tantalum	BRAZIL
Mineracao Taboca S.A.	Tin	BRAZIL
Resind Industria e Comercio Ltda.	Tantalum	BRAZIL
Resind Industria e Comercio Ltda.	Tin	BRAZIL
Soft Metais Ltda.	Tin	BRAZIL
Umicore Brasil Ltda.	Gold	BRAZIL

Exhibit 1.01

White Solder Metalurgia e Mineracao Ltda.	Tin	BRAZIL
Asahi Refining Canada Ltd.	Gold	CANADA
CCR Refinery - Glencore Canada Corporation	Gold	CANADA
Royal Canadian Mint	Gold	CANADA
Planta Recuperadora de Metales SpA	Gold	CHILE
Changsha South Tantalum Niobium Co., Ltd.	Tantalum	CHINA
Chenzhou Diamond Tungsten Products Co., Ltd.	Tungsten	CHINA
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Tin	CHINA
Chifeng Dajingzi Tin Industry Co., Ltd.	Tin	CHINA
China Tin Group Co., Ltd.	Tin	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	Tungsten	CHINA
F&X Electro-Materials Ltd.	Tantalum	CHINA
FIR Metals & Resource Ltd.	Tantalum	CHINA
Fujian Jinxin Tungsten Co., Ltd.	Tungsten	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	Tungsten	CHINA
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Tungsten	CHINA
Ganzhou Seadragon W & Mo Co., Ltd.	Tungsten	CHINA
Gejiu Fengming Metallurgy Chemical Plant	Tin	CHINA
Gejiu Jinye Mineral Company	Tin	CHINA
Gejiu Kai Meng Industry and Trade LLC	Tin	CHINA
Gejiu Non-Ferrous Metal Processing Co., Ltd.	Tin	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Tin	CHINA
Gold Refinery of Zijin Mining Group Co., Ltd.	Gold	CHINA
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Tin	CHINA
Guangdong Rising Rare Metals-EO Materials Ltd.	Tantalum	CHINA
Guangdong Xianglu Tungsten Co., Ltd.	Tungsten	CHINA
Guangdong Zhiyuan New Material Co., Ltd.	Tantalum	CHINA
Guanyang Guida Nonferrous Metal Smelting Plant	Tin	CHINA
Hengyang King Xing Lifeng New Materials Co., Ltd.	Tantalum	CHINA
Heraeus Metals Hong Kong Ltd.	Gold	CHINA
HuiChang Hill Tin Industry Co., Ltd.	Tin	CHINA
Huichang Jinshunda Tin Co., Ltd.	Tin	CHINA
Hunan Chenzhou Mining Co., Ltd.	Tungsten	CHINA
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Tungsten	CHINA
Hunan Chunchang Nonferrous Metals Co., Ltd.	Tungsten	CHINA
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Gold	CHINA
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Tungsten	CHINA
Jiangxi Copper Co., Ltd.	Gold	CHINA
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
Jiangxi Gan Bei Tungsten Co., Ltd.	Tungsten	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	Tin	CHINA
Jiangxi New Nanshan Technology Ltd.	Tin	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Tungsten	CHINA

Exhibit 1.01

Jiangxi Tuohong New Raw Material	Tantalum	CHINA
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Tungsten	CHINA
Jiangxi Yaosheng Tungsten Co., Ltd.	Tungsten	CHINA
Jiujiang Janny New Material Co., Ltd.	Tantalum	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	Tantalum	CHINA
Jiujiang Tanbre Co., Ltd.	Tantalum	CHINA
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
Malipo Haiyu Tungsten Co., Ltd.	Tungsten	CHINA
Metalor Technologies (Hong Kong) Ltd.	Gold	CHINA
Metalor Technologies (Suzhou) Ltd.	Gold	CHINA
Ningxia Orient Tantalum Industry Co., Ltd.	Tantalum	CHINA
RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	Tantalum	CHINA
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Gold	CHINA
Sichuan Tianze Precious Metals Co., Ltd.	Gold	CHINA
South-East Nonferrous Metal Company Limited of Hengyang City	Tungsten	CHINA
The Refinery of Shandong Gold Mining Co., Ltd.	Gold	CHINA
Xiamen Tungsten (H.C.) Co., Ltd.	Tungsten	CHINA
Xiamen Tungsten Co., Ltd.	Tungsten	CHINA
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Tungsten	CHINA
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Tungsten	CHINA
XinXing HaoRong Electronic Material Co., Ltd.	Tantalum	CHINA
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Tin	CHINA
Yunnan Tin Company Limited	Tin	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Gold	CHINA
NPM Silmet AS	Tantalum	ESTONIA
SAAMP	Gold	FRANCE
Allgemeine Gold-und Silberscheideanstalt A.G.	Gold	GERMANY
Aurubis AG	Gold	GERMANY
C. Hafner GmbH + Co. KG	Gold	GERMANY
DODUCO Contacts and Refining GmbH	Gold	GERMANY
H.C. Starck Hermsdorf GmbH	Tantalum	GERMANY
H.C. Starck Smelting GmbH & Co. KG	Tantalum	GERMANY
H.C. Starck Smelting GmbH & Co. KG	Tungsten	GERMANY
H.C. Starck Tantalum and Niobium GmbH	Tantalum	GERMANY
H.C. Starck Tungsten GmbH	Tungsten	GERMANY
Heimerle + Meule GmbH	Gold	GERMANY
Heraeus Precious Metals GmbH & Co. KG	Gold	GERMANY
SAXONIA Edelmetalle GmbH	Gold	GERMANY
WIELAND Edelmetalle GmbH	Gold	GERMANY
Metallurgical Products India Pvt., Ltd.	Tantalum	INDIA
MMTC-PAMP India Pvt., Ltd.	Gold	INDIA
CV Ayi Jaya	Tin	INDONESIA
CV Dua Sekawan	Tin	INDONESIA
CV Gita Pesona	Tin	INDONESIA

Exhibit 1.01

CV United Smelting	Tin	INDONESIA
CV Venus Inti Perkasa	Tin	INDONESIA
PT Aneka Tambang (Persero) Tbk	Gold	INDONESIA
PT Aries Kencana Sejahtera	Tin	INDONESIA
PT Artha Cipta Langgeng	Tin	INDONESIA
PT ATD Makmur Mandiri Jaya	Tin	INDONESIA
PT Babel Inti Perkasa	Tin	INDONESIA
PT Bangka Prima Tin	Tin	INDONESIA
PT Bangka Serumpun	Tin	INDONESIA
PT Bangka Tin Industry	Tin	INDONESIA
PT Belitung Industri Sejahtera	Tin	INDONESIA
PT Bukit Timah	Tin	INDONESIA
PT DS Jaya Abadi	Tin	INDONESIA
PT Eunindo Usaha Mandiri	Tin	INDONESIA
PT Inti Stania Prima	Tin	INDONESIA
PT Karimun Mining	Tin	INDONESIA
PT Kijang Jaya Mandiri	Tin	INDONESIA
PT Lautan Harmonis Sejahtera	Tin	INDONESIA
PT Menara Cipta Mulia	Tin	INDONESIA
PT Mitra Stania Prima	Tin	INDONESIA
PT Panca Mega Persada	Tin	INDONESIA
PT Premium Tin Indonesia	Tin	INDONESIA
PT Prima Timah Utama	Tin	INDONESIA
PT Rajehan Ariq	Tin	INDONESIA
PT Refined Bangka Tin	Tin	INDONESIA
PT Sariwiguna Binasentosa	Tin	INDONESIA
PT Stanindo Inti Perkasa	Tin	INDONESIA
PT Sukses Inti Makmur	Tin	INDONESIA
PT Sumber Jaya Indah	Tin	INDONESIA
PT Timah (Persero) Tbk Kundur	Tin	INDONESIA
PT Timah (Persero) Tbk Mentok	Tin	INDONESIA
PT Tinindo Inter Nusa	Tin	INDONESIA
PT Tommy Utama	Tin	INDONESIA
Chimet S.p.A.	Gold	ITALY
Italpreziosi	Gold	ITALY
Safimet S.p.A	Gold	ITALY
T.C.A S.p.A	Gold	ITALY
A.L.M.T. TUNGSTEN Corp.	Tungsten	JAPAN
Aida Chemical Industries Co., Ltd.	Gold	JAPAN
Asahi Pretec Corp.	Gold	JAPAN
Asaka Riken Co., Ltd.	Gold	JAPAN
Asaka Riken Co., Ltd.	Tantalum	JAPAN
Dowa	Gold	JAPAN
Dowa	Tin	JAPAN
Eco-System Recycling Co., Ltd.	Gold	JAPAN
Global Advanced Metals Aizu	Tantalum	JAPAN

Exhibit 1.01

H.C. Starck Ltd.	Tantalum	JAPAN
Ishifuku Metal Industry Co., Ltd.	Gold	JAPAN
Japan Mint	Gold	JAPAN
Japan New Metals Co., Ltd.	Tungsten	JAPAN
JX Nippon Mining & Metals Co., Ltd.	Gold	JAPAN
Kojima Chemicals Co., Ltd.	Gold	JAPAN
Matsuda Sangyo Co., Ltd.	Gold	JAPAN
Mitsubishi Materials Corporation	Gold	JAPAN
Mitsubishi Materials Corporation	Tin	JAPAN
Mitsui Mining and Smelting Co., Ltd.	Gold	JAPAN
Mitsui Mining and Smelting Co., Ltd.	Tantalum	JAPAN
Nihon Material Co., Ltd.	Gold	JAPAN
Ohura Precious Metal Industry Co., Ltd.	Gold	JAPAN
Sumitomo Metal Mining Co., Ltd.	Gold	JAPAN
Taki Chemical Co., Ltd.	Tantalum	JAPAN
Tanaka Kikinzoku Kogyo K.K.	Gold	JAPAN
Tokuriki Honten Co., Ltd.	Gold	JAPAN
Yamakin Co., Ltd.	Gold	JAPAN
Yokohama Metal Co., Ltd.	Gold	JAPAN
Kazzinc	Gold	KAZAKHSTAN
Ulba Metallurgical Plant JSC	Tantalum	KAZAKHSTAN
Daejin Indus Co., Ltd.	Gold	KOREA, REPUBLIC OF
DSC (Do Sung Corporation)	Gold	KOREA, REPUBLIC OF
HeeSung Metal Ltd.	Gold	KOREA, REPUBLIC OF
Korea Zinc Co., Ltd.	Gold	KOREA, REPUBLIC OF
LS-NIKKO Copper Inc.	Gold	KOREA, REPUBLIC OF
Samduck Precious Metals	Gold	KOREA, REPUBLIC OF
SungEel HiMetal Co., Ltd.	Gold	KOREA, REPUBLIC OF
Torecom	Gold	KOREA, REPUBLIC OF
Woltech Korea Co., Ltd.	Tungsten	KOREA, REPUBLIC OF
Kyrgyzaltyn JSC	Gold	KYRGYZSTAN
Power Resources Ltd.	Tantalum	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Malaysia Smelting Corporation (MSC)	Tin	MALAYSIA
KEMET Blue Metals	Tantalum	MEXICO
Metalurgica Met-Mex Penoles S.A. De C.V.	Gold	MEXICO
Minsur	Tin	PERU
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Gold	PHILIPPINES
O.M. Manufacturing Philippines, Inc.	Tin	PHILIPPINES
Philippine Chuangxin Industrial Co., Inc.	Tungsten	PHILIPPINES
Fenix Metals	Tin	POLAND
Hydrometallurg, JSC	Tungsten	RUSSIAN FEDERATION
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Gold	RUSSIAN FEDERATION
JSC Uralelectromed	Gold	RUSSIAN FEDERATION
Moliren Ltd.	Tungsten	RUSSIAN FEDERATION

Exhibit 1.01

Moscow Special Alloys Processing Plant	Gold	RUSSIAN FEDERATION
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	Gold	RUSSIAN FEDERATION
OJSC Novosibirsk Refinery	Gold	RUSSIAN FEDERATION
Prioksky Plant of Non-Ferrous Metals	Gold	RUSSIAN FEDERATION
SOE Shyolkovsky Factory of Secondary Precious Metals	Gold	RUSSIAN FEDERATION
Solikamsk Magnesium Works OAO	Tantalum	RUSSIAN FEDERATION
Unecha Refractory metals plant	Tungsten	RUSSIAN FEDERATION
Metalor Technologies (Singapore) Pte., Ltd.	Gold	SINGAPORE
AU Traders and Refiners	Gold	SOUTH AFRICA
Rand Refinery (Pty) Ltd.	Gold	SOUTH AFRICA
Metallo Spain S.L.U.	Tin	SPAIN
SEMPSA Joyeria Plateria S.A.	Gold	SPAIN
Boliden AB	Gold	SWEDEN
Argor-Heraeus S.A.	Gold	SWITZERLAND
Cendres + Metaux S.A.	Gold	SWITZERLAND
Metalor Technologies S.A.	Gold	SWITZERLAND
PAMP S.A.	Gold	SWITZERLAND
PX Precinox S.A.	Gold	SWITZERLAND
Valcambi S.A.	Gold	SWITZERLAND
Rui Da Hung	Tin	TAIWAN, PROVINCE OF CHINA
Singway Technology Co., Ltd.	Gold	TAIWAN, PROVINCE OF CHINA
Solar Applied Materials Technology Corp.	Gold	TAIWAN, PROVINCE OF CHINA
H.C. Starck Co., Ltd.	Tantalum	THAILAND
O.M. Manufacturing (Thailand) Co., Ltd.	Tin	THAILAND
Thaisarco	Tin	THAILAND
Umicore Precious Metals Thailand	Gold	THAILAND
Istanbul Gold Refinery	Gold	TURKEY
Nadir Metal Rafineri San. Ve Tic. A.S.	Gold	TURKEY
Al Etihad Gold Refinery DMCC	Gold	UNITED ARAB EMIRATES
Emirates Gold DMCC	Gold	UNITED ARAB EMIRATES
Advanced Chemical Company	Gold	UNITED STATES OF AMERICA
Alpha	Tin	UNITED STATES OF AMERICA
Asahi Refining USA Inc.	Gold	UNITED STATES OF AMERICA
D Block Metals, LLC	Tantalum	UNITED STATES OF AMERICA
Exotech Inc.	Tantalum	UNITED STATES OF AMERICA
Geib Refining Corporation	Gold	UNITED STATES OF AMERICA
Global Advanced Metals Boyertown	Tantalum	UNITED STATES OF AMERICA
Global Tungsten & Powders Corp.	Tungsten	UNITED STATES OF AMERICA
H.C. Starck Inc.	Tantalum	UNITED STATES OF AMERICA
KEMET Blue Powder	Tantalum	UNITED STATES OF AMERICA
Kennametal Fallon	Tungsten	UNITED STATES OF AMERICA
Kennametal Huntsville	Tungsten	UNITED STATES OF AMERICA
Kennecott Utah Copper LLC	Gold	UNITED STATES OF AMERICA
Materion	Gold	UNITED STATES OF AMERICA
Metallic Resources, Inc.	Tin	UNITED STATES OF AMERICA

Exhibit 1.01

Metalor USA Refining Corporation	Gold	UNITED STATES OF AMERICA
Niagara Refining LLC	Tungsten	UNITED STATES OF AMERICA
QuantumClean	Tantalum	UNITED STATES OF AMERICA
Republic Metals Corporation	Gold	UNITED STATES OF AMERICA
Telex Metals	Tantalum	UNITED STATES OF AMERICA
United Precious Metal Refining, Inc.	Gold	UNITED STATES OF AMERICA
Almalyk Mining and Metallurgical Complex (AMMC)	Gold	UZBEKISTAN
Asia Tungsten Products Vietnam Ltd.	Tungsten	VIET NAM
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Tungsten	VIET NAM
Tejing (Vietnam) Tungsten Co., Ltd.	Tungsten	VIET NAM
Vietnam Youngsun Tungsten Industry Co., Ltd.	Tungsten	VIET NAM

Efforts used to determine the mine or location of origin are described in “Section I. Due Diligence,” above.